Great Plains Energy
Edison Electric Institute Financial Conference
November 2, 2010
2010 EEI Presentation
Michael J. Chesser
Chairman and CEO
Exhibit 99.1

 Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the
Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and
KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs;
impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the timing and amount of resulting synergy savings from the GMO acquisition; and other risks and uncertainties.
 This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains
Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-
looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statement

2010 EEI Presentation

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Industrial 13%
Commercial 46%
Residential 41%

Missouri (GMO) 35%
Kansas 28%
Missouri (KCP&L) 37%

Natural Gas and oil 2%
Wind 1%
Nuclear 18%
Coal 79%

GREAT PLAINS ENERGY

• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri Operations,
 or “GMO”)
• Company attributes
 – ~822,000 customers / 3,200+ employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – 5-year projected synergies post-GMO acquisition of ~$760M
 – ~$8.5bn in assets and $4.4bn in rate base at 2009YE
Service Territories: KCP&L and GMO
Business Highlights
YTD MWh Sold by Customer Type
YTD MWh Sales by Jurisdiction
YTD MWh Generated by Fuel Type
Total: ~ 18,423 MWhs
Total: ~ 18,423 MWhs
Total: ~ 19,958 MWhs
2010 EEI Presentation
3
Note: Charts below reflect YTD 2010

Solid Vertically-Integrated Midwest Utility

Strength at the Core

KCP&L
GMO
Iowa
Nebraska
Missouri
Kansas

GREAT PLAINS ENERGY

4
Impressive Reliability
Solid Safety Record
Tier 1 Customer Service
Stewards of
the Environment
Reliable, Economical, and
Safe Nuclear Generation
Strong Plant Performance

2010 EEI Presentation

COMPREHENSIVE ENERGY PLAN HIGHLIGHTS

UTILITY RATE BASE
(Dollars in millions)
50
40
30
20
10
• Begin LaCygne 1 environmental retrofit
• Launch Energy Optimizer customer program
• Initiate Distribution Asset Management program
2006 Edison Electric Institute's (EEI) Advocacy Excellence Award
• Complete Spearville wind project on time and on budget
• Launch Distribution Automation programs
+6.5%
Rate Increase
• Launch Transmission Asset Management program
• Sign Collaboration Agreement with the Sierra Club and Concerned Citizens of Platte County
• Start Spearville, Kan., 100 megawatt wind project
+9.1%
Rate Increase
• Iatan 1 and 2 construction begin
• Roll-out of MPower, a commercial summer load-management program
• Wolf Creek ranks in top quartile for overall performance
• Complete Hawthorn-Moberly transmission line component replacement
• Complete LaCygne SCR project on time and on budget
• Initiate Affordable New Home program for builders focused on energy-efficient construction
EEI Edison Award – EEI's highest honor for distinguished leadership, innovation and contribution to the advancement of the electric industry
• Complete Distribution Asset Management deployment of Dynamic Voltage Control project
Strategic Energy
• GXP sells Strategic Energy
KCP&L
• GXP acquires Aquila
2008 ReliabilityOne™ Plains Region Reliability Excellence Award
• Complete automation of all underground networks in downtown Kansas City, Mo.
• Physical construction essentially complete on Iatan 2 at year end
• Complete Iatan 1 environmental project and unit overhaul
2009 ReliabilityOne™ Plains Region Reliability Excellence Award
• Move into new energy-efficient headquarters building
J.D. Power surveys rank KCP&L customer satisfaction at Tier 1 levels among large Midwest utility companies
• Finish Integrated Circuit of the Future pilot projects
+15.4%
Rate Increase
Utility Rate Base Growth
Items noted in blue are key milestones in KCP&L's Comprehensive Energy Plan
2005
2006
2007
2008
2009

GREAT PLAINS ENERGY

Executing the Plan
2010 EEI Presentation

Strategic Overview
Terry Bassham
Executive Vice President, Utility
Operations

2010 EEI Presentation

- Hydrostatic Tests (completed 10/07/09)
- Air Flow Draft Tests (completed 2/25/10)
- First Fire on Oil (completed 3/29/10)
- Steam Blows (completed 6/03/10)
- First Fire on Coal (completed 7/20/10)
- Synchronization (completed 7/20/10)
- In-Service (declared by Company 8/26/10; confirmed by KCC in October; MPSC view to be communicated through pending rate cases)

GREAT PLAINS ENERGY

2010 EEI Presentation
Steps to Completion of Iatan 2

1KCP&L’s initial request was subsequently adjusted to $50.9 million as the net result of updates to the case, most notably a reduction in the requested
ROE (see below footnote)
2The requested ROE was adjusted by KCP&L to 10.75% with the potential for a 0.25% adder (to 11.00% ROE) if the KCC adopts a particular rate design proposal by KCC Staff and other interveners
Jurisdiction	Requested Increase	Requested ROE	Rate Base	Rates Effective	Decision
KCP&L - KS	$55.21	11.25%2	1,794.8	12/1/2010	Fall 2010
KCP&L - MO	$92.1	11.00%	2,122.8	5/4/2011	Spring 2011
GMO - MPS	$75.8	11.00%	1,468.7	6/4/2011	Spring 2011
GMO - L&P	$22.1	11.00%	422.0	6/4/2011	Spring 2011

(in $ millions)
2010 EEI Presentation
Pending Rate Case Summary

SRS
KCP&L
Sustainable Resource Strategy

GREAT PLAINS ENERGY

Drivers of Change

Environmental

Rules

Natural Gas

Prices

Load Growth
Energy
Legislation
Financing
Emergent
Technologies
2010 EEI Presentation

Sustainable Resource Strategy
Change Creates Opportunity
Transmission &
Distribution
Opportunities
Opportunities
Resulting from
SmartGrid
Technologies
Generation Fleet
Optimization
Opportunities
2010 EEI Presentation

Financial Overview
James C. Shay
Senior Vice President Finance &
Strategic Planning and CFO

2010 EEI Presentation

GREAT PLAINS ENERGY INCORPORATED
Consolidated Earnings and Earnings Per Share
Three Months Ended September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2010	2009	2010	2009
	(millions)			
Electric Utility	$ 136.2	$ 83.9	$ 0.99	$ 0.62
Other	(4.2)	(5.5)	(0.03)	(0.04)
Income from continuing operations	132.0	78.4	0.96	0.58
Strategic Energy discontinued operations	-	0.8	-	0.01
Net income	132.0	79.2	0.96	0.59
Less: Net income attributable to noncontrolling interest	-	(0.1)	-	-
Net income attributable to Great Plains Energy	132.0	79.1	0.96	0.59
Preferred dividends	(0.4)	(0.4)	-	(0.01)
Earnings available for common shareholders	$ 131.6	$ 78.7	$ 0.96	$ 0.58

GREAT PLAINS ENERGY

Electric Utility’s net income increased $52.3 million primarily driven by a $109.8 million increase in gross margin* due to favorable impacts from weather and new retail rates
Increased number of shares outstanding primarily from the May 2009 equity offering resulted in dilution of $0.02 per share
*Gross margin is defined and reconciled to GAAP operating revenues in the Appendix

2010 EEI Presentation

GREAT PLAINS ENERGY INCORPORATED
Consolidated Earnings and Earnings Per Share
Year to Date September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2010	2009	2010	2009
	(millions)			
Electric Utility	$ 232.8	$ 134.1	$ 1.70	$ 1.05
Other	(16.1)	2.9	(0.12)	0.02
Income from continuing operations	216.7	137.0	1.58	1.07
Strategic Energy discontinued operations	-	(2.3)	-	(0.02)
Net income	216.7	134.7	1.58	1.05
Less: Net income attributable to noncontrolling interest	(0.1)	(0.2)	-	-
Net income attributable to Great Plains Energy	216.6	134.5	1.58	1.05
Preferred dividends	(1.2)	(1.2)	(0.01)	(0.01)
Earnings available for common shareholders	$ 215.4	$ 133.3	$ 1.57	$ 1.04

GREAT PLAINS ENERGY

Electric Utility’s net income increased $98.7 million primarily driven by a $239.4 million increase in gross margin* due to new retail rates and favorable impacts from weather
Other category earnings decreased $18.9 million primarily as a result of increased interest from the Equity Units issued in
2009 and a $16 million benefit in 2009 related to the settlement of GMO’s 2003 - 2004 federal tax audit
Increased number of shares outstanding primarily from the May 2009 equity offering resulted in dilution of $0.12 per share
*Gross margin is defined and reconciled to GAAP operating revenues in the Appendix

2010 EEI Presentation

$150
$125
$100
$75
$50
$25
$0
$136.2
$83.9
3Q '10
3Q '09

$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.99
$0.62
3Q '10
3Q '09

GREAT PLAINS ENERGY

Electric Utility Third Quarter
(millions except
where indicated)
Earnings
Earnings Per Share

Key Earnings Drivers:
+  Increased gross margin of $109.8 million primarily due to significantly warmer weather and full-quarter impact of new retail rates which took effect in August and September 2009
–  Increased operating expense of $12.1 million primarily driven by $5.2 million increase in general taxes and $4.0 million Iatan 2 loss;
– Increased depreciation and amortization of $7.4 million, including $3.2 million of additional amortization pursuant to KCP&L’s 2009 rate cases; and
– Decrease in non-operating income and expenses of $7.0 million, including $4.2 million less AFUDC equity due to lower CWIP balances

2010 EEI Presentation

$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$232.8
$134.1
3Q '10
3Q '09

$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.70
$1.05
3Q '10
3Q '09

GREAT PLAINS ENERGY

Key Earnings Drivers:
+  Increased gross margin of $239.4 million primarily due to new retail rates and favorable weather
– Increased operating expense of $40.7 million primarily due to planned plant outages, higher general taxes and the Iatan 2 loss; and
– Increased depreciation and amortization of $28.2 million; including $17.2 million of additional amortization pursuant to KCP&L’s 2009 rate cases
Earnings
Earnings Per Share
(millions except
where indicated)

2010 EEI Presentation
Electric Utility Year-to-Date

Weather Normalized Retail MWh Sales and Customer Growth Rates

	3Q 2010 Compared to 3Q 2009			YTD 2010 Compared to YTD 2009		
	Customers	Use/Customer	Change MWh Sales	Customers	Use/Customer	Change MWh Sales
Residential	0.3%	0.8%	1.0%	0.2%	1.3%	1.5%
Commercial	0.5%	-1.7%	-1.1%	0.2%	-1.1%	-0.9%
Industrial	-1.2%	0.1%	-1.1%	-1.3%	4.8%	3.4%
Weighted Average	0.3%	-0.4%	-0.1%	0.2%	0.4%	0.6%

Residential
Commercial
Industrial

GREAT PLAINS ENERGY

Electric Utility Segment
Retail MWh Sales by Customer Class - Third Quarter 2010
44%
12%
44%

2010 EEI Presentation

Long-term Debt Maturities
$600
$500
$400
$300
$200
$100
$
Debt ($ in millions)
2010
2013
2016
2019
2022
2025
2028
2031
2034
2042
GPE
KCP&L
GMO

Preferred
0.6%
Common
Equity
45.6%
LT Debt*
53.8%

*Includes current maturities

GREAT PLAINS ENERGY

Debt and Capital Structure
as of September 30, 2010
Capital Structure
Great Plains Energy Debt ($ in millions)

2010 EEI Presentation

	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term Debt	$304.5(3)	0.80%	$0.0	0.00%	$22.0	3.06%	$326.5	0.95%
Long-term Debt(4)	$1,780.0	6.13%	$1,020.1	9.88%	$636.9	7.57%	$3,437.0	7.47%
Total	$2,084.5	5.35%	$1,020.1	9.88%	$658.9	7.42%	$3,763.5	6.89%
Secured debt = $862.3 (23%), Unsecured debt = $2,901.2 (77%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium/discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE

(3) Includes fully-drawn KCP&L A/R Securitization facility of $95 million
(4) Includes current maturities of long-term debt

2010 EEI Presentation
2010 EPS Guidance
• Increased to $1.52 - $1.62 from $1.30 - $1.50
• Key YTD drivers of new guidance include estimated
 weather impact vs. normal, lower fuel cost at KCP&L -
 Missouri, and lower transmission costs at GMO
• Guidance assumes no regulatory disallowance for Iatan
 beyond that already recognized

Positioned for Long-term Earnings Growth
• Diligently pursue constructive outcomes in current rate cases
• Continue to deliver on GMO synergies and move toward Tier 1 costs across the organization
• Evaluate future opportunities through Sustainable Resource Strategy and continue to advocate on behalf of our shareholders, customers, and communities

2010 EEI Presentation

Great Plains Energy
Edison Electric Institute Financial Conference
November 2, 2010
2010 EEI Presentation

Appendix
3Q 2010
Gross Margin Reconciliation
2010 EEI Presentation

Great Plains Energy Incorporated
Reconciliation of Gross Margin to Operating Revenues
(Unaudited)

	Three Months Ended September 30		Year to Date September 30	
	2010	2009	2010	2009
	(millions)			
Operating revenues	$ 728.8	$ 587.7	$ 1,787.7	$ 1,487.4
Fuel	(127.3)	(118.1)	(333.2)	(302.5)
Purchased power	(68.0)	(46.1)	(171.4)	(140.9)
Transmission of electricity by others	(8.1)	(7.9)	(20.9)	(21.2)
Gross margin	$ 525.4	$ 415.6	$ 1,262.2	$ 1,022.8

GREAT PLAINS ENERGY

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
2010 EEI Presentation